Exhibit 10.44

AMENDMENT AND WAIVER

This AMENDMENT AND WAIVER (this “Amendment”) dated as of November 3, 2005 (the “Closing Date”) with respect to the Term Loan Agreement referenced below is entered into among NAVIGANT INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Term Loan Agreement referenced below), the financial institutions from time to time party to the Term Loan Agreement referenced below as Lenders (the “Lenders”) and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH

WHEREAS, pursuant to the Term Loan Credit Agreement (as amended, modified and supplemented from time to time, the “Term Loan Agreement”) dated as of August 29, 2005 among the Borrower, the Guarantors, the Lenders and the Administrative Agent, the Lenders agreed to make extensions of credit to the Borrower.

WHEREAS, the Borrower has requested that the Lenders (a) waive certain cross-Events of Default from the Borrower’s failure to deliver the financial statements and related reports required to be delivered on or before October 28, 2005 pursuant to that certain Consent dated as of September 30, 2005 between the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent (the “Existing Events of Default”) and (b) modify the Term Loan Agreement in certain respects.

WHEREAS, the Required Lenders have agreed to do so, but only pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Term Loan Agreement.

2. Limited Waiver. The Required Lenders hereby waive the Existing Events of Default, provided that the foregoing limited waiver shall not be deemed to modify or affect the obligations of the Borrower and the Guarantors to comply with each and every other obligation under the Term Loan Agreement and the other Loan Documents from and after the date hereof.

3. Amendments. The Term Loan Agreement is amended in the following respects:

3.1 Section 1.01 of the Term Loan Agreement is amended by restating the first full paragraph thereof as follows:

Capitalized terms used in this Agreement (including in the Incorporated Representations and the Incorporated Covenants) but not otherwise defined in this Agreement shall have the meanings assigned to such terms in the Revolver Credit Agreement as in effect on the Closing Date after giving effect to the Amendment, Waiver and Consent dated as of the Closing Date with respect to the Revolver Credit Agreement, the Second Amendment dated as of the Closing Date with respect to the Revolver Credit Agreement and the Third Amendment and Waiver dated as of November 3, 2005 with respect to the Revolver Credit Agreement (the “Incorporated Terms”). In

the event (i) of any amendment, modification, supplement or waiver after the Closing Date of any of the defined terms in the Revolver Credit Agreement, such amendment, modification, supplement or waiver shall be effective as to the Incorporated Terms only to the extent the Required Lenders consent to such amendment, modification, supplement or waiver in accordance with Section 11.01 or (y) that the Revolver Credit Agreement is repaid, restated, refinanced or replaced after the date hereof, the Incorporated Terms shall be as in effect immediately prior to such repayment, restatement, refinancing or replacement.

3.2 The definition of “Applicable Rate” in Section 1.01 of the Term Loan Agreement is amended and restated as follows:

“Applicable Rate” means (i) for Eurodollar Rate Loans, four percent (4.0%) per annum and (ii) for Base Rate Loans, three percent (3.0%) per annum.

3.3 Section 6.01 of the Term Loan Agreement is amended and restated in its entirety to read as follows:

6.01 Incorporation of Representations and Covenants from Revolver Credit Agreement.

Each of the representations and warranties contained in Article VI of the Revolver Credit Agreement (the “Incorporated Representations”) as in effect on the Closing Date after giving effect to the Amendment, Waiver and Consent dated as of the Closing Date with respect to the Revolver Credit Agreement, the Second Amendment dated as of the Closing Date with respect to the Revolver Credit Agreement and the Third Amendment and Waiver dated as of November 3, 2005 with respect to the Revolver Credit Agreement (collectively the “Amendments”) and each of the covenants contained in Articles VII (other than Section 7.11) and VIII of the Revolver Credit Agreement (the “Incorporated Covenants”) as in effect on the Closing Date after giving effect to the Amendments are incorporated herein by reference to the same extent and with the same effect as if stated at length herein and shall inure to the benefit of the Administrative Agent and the Lenders. Each of the Loan Parties (a) represents and warrants to the Administrative Agent and each Lender that each of the Incorporated Representations (other than the Waived Representations) is true and correct in all material respects on and as of the Closing Date and (b) covenants and agrees that, so long as any Lender shall have any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied, such Loan Party shall, and shall cause each Subsidiary to, perform and observe each of the Incorporated Covenants (for purposes of clarification, the Incorporated Covenants shall be subject to the consents and waivers set forth in the Amendments). In the event (x) of any amendment, modification, supplement or waiver after November 3, 2005 of any of the representations and warranties contained in Article VI of the Revolver Credit Agreement or any of the covenants contained in Article VII and VIII of the Revolver Credit Agreement, such amendment, modification, supplement or waiver shall be effective as to the Incorporated Representations or the Incorporated Covenants only to the extent the Required Lenders consent to such amendment, modification, supplement or waiver in accordance with Section 11.01 or (y) that the Revolver Credit Agreement is repaid, restated, refinanced or replaced after the date hereof, the Incorporated Representations and the Incorporated Covenants shall be as in effect immediately prior to such repayment, restatement, refinancing or replacement.

4. Amendment Fee. On the date hereof, the Borrower shall pay to the Administrative Agent for the ratable benefit of the Lenders executing this Amendment an amendment fee in an amount equal to one-half of one percent (0.5%) of the outstanding Term Loans (the “Amendment Fee”).

5. Conditions Precedent. This Amendment shall become effective upon satisfaction of each of the following conditions:

(a) receipt by the Administrative Agent of counterparts to this Amendment executed by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders;

(b) receipt by the Administrative Agent (or any Affiliate, as applicable) of the Amendment Fee for the ratable benefit of the Lenders and any other reasonable fees, costs and charges payable in connection with this Amendment; and

(c) receipt by the Administrative Agent of a fully executed and effective copy of that certain Third Amendment and Waiver dated as of the Closing Date with respect to the Revolver Credit Agreement.

6. Loan Document. This Amendment constitutes a “Loan Document” under the Term Loan Agreement. From and after the date hereof, all references to the Term Loan Agreement set forth in any other agreement or instrument shall, unless otherwise specifically provided, be references to the Term Loan Agreement amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Term Loan Agreement except as expressly set forth herein.

7. Representations and Warranties. Each of the Borrowers and the Guarantors hereby represents and warrants that upon the effectiveness of this Amendment the representations and warranties contained (or incorporated) in Section 6 of the Term Loan Agreement and in each other Loan Document, as such representations and warranties may be amended, modified, or waived in the Third Amendment and Waiver dated as of November 3, 2005, are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except those that expressly relate to an earlier period).

8. Reaffirmation of Guaranty. Each of the Guarantors (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Loan Documents.

9. Reaffirmation of Security Interests. Each of the Borrowers and the Guarantors (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

10. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Term Loan Agreement and the Loan Documents shall remain in full force and effect. Nothing contained in this Amendment (a) shall be construed to imply a willingness on the part of the Lenders to grant any similar or future amendment of any of the terms and conditions of the Term Loan Agreement, and (b) shall in any way prejudice, impair or effect any rights or remedies of the Lenders under the Term Loan Agreement.

11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

12. Fees and Expenses. Upon demand therefore, the Borrower agrees to reimburse the Administrative Agent for all fees and expenses incurred by or otherwise payable to the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) incurred in connection with the negotiation, documentation and preparation of this Amendment.

13. Release. In consideration of the willingness of the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors unconditionally release, waive and forever discharge all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), against the Administrative Agent, the Lenders and each of their respective directors, officers, employees or agents, with respect to any condition, act, omission or event arising in connection with the Term Loan Agreement and this Amendment.

14. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

15. Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

16. Successors and Assigns. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

17. Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first above written.

BORROWER:	NAVIGANT INTERNATIONAL, INC., a Delaware corporation

	By:	/s/ JOHN S. COFFMAN
	Name:	John Coffman
	Title:	Senior Vice President and Chief Accounting Officer

GUARANTORS:	NAVIGANT INTERNATIONAL/NORTH CENTRAL, INC., an Illinois corporation

NAVIGANT INTERNATIONAL/SOUTHWEST, LLC,

a Delaware limited liability company

CORNERSTONE ENTERPRISES, INC., a Massachusetts corporation

ENVISION VACATIONS, INC., a Michigan corporation

NAVIGANT INTERNATIONAL/SOUTHEAST, INC., a North Carolina corporation

NAVIGANT INTERNATIONAL/NORTHWEST, INC., a Washington corporation

NAVIGANT INTERNATIONAL/NORTHEAST, INC., a Connecticut corporation

NAVIGANT INTERNATIONAL U.K. HOLDINGS, INC., a Delaware corporation

NAVIGANT CRUISE CENTER, INC., a Delaware corporation

NAVIGANT INTERNATIONAL/ROCKY MOUNTAIN, INC.,

a Colorado corporation

SCHEDULED AIRLINES TRAFFIC OFFICES, INC., a Delaware corporation

PASSAGE INTERNATIONAL, INC., an Oregon corporation

INCENTIVE CONNECTIONS, INC., a New Jersey corporation

	By:	/s/ JOHN S. COFFMAN
	Name:	John Coffman
	Title:	Vice President

NAVIGANT INTERNATIONAL/SOUTH CENTRAL, LP,
a Texas limited partnership

	By:	ATLAS TRAVEL GP, INC., a Texas corporation

	By:	/s/ JOHN S. COFFMAN
	Name:	John Coffman
	Title:	Vice President

NORTHWESTERN TRAVEL SERVICE, LP, a Minnesota limited partnership

	By:	NWT Newco, Inc., an Illinois corporation, General Partner

	By:	/s/ JOHN S. COFFMAN
	Name:	John Coffman
	Title:	Vice President

[Signature Pages Continue]

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ MOLLIE S. CANUP
	Name:	Mollie S. Canup
	Title:	Vice President

LENDER:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ BRYAN A. SMITH
	Name:	Bryan A. Smith
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ THOMAS MCCARTHY
	Name:	Thomas McCarthy
	Title:	Vice President

KEY BANK, N.A.

	By:	/s/ JEANETTE GANOUSIS
	Name:	Jeannette Ganousis
	Title:	Senior Vice President

THE BANK OF NOVIA SCOTIA

	By:	/s/ JOHN QUICK
	Name:	John Quick
	Title:	Managing Director

LASALLE BANK NATIONAL ASSOCIATION

	By:	/s/ NATE PALMER
	Name:	Nate Palmer
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ CATHERINE M. JONES
	Name:	Catherine M. Jones
	Title:	Vice President

JPMORGAN CHASE BANK, N.A. SUCCESSOR BY MERGER TO:
BANK ONE, NA, SUCCESSOR BY MERGER TO:
BANK ONE, COLORADO, N.A.

	By:	/s/ C. DIANNE WOOLEY
	Name:	C. Diane Wooley
	Title:	Vice President